BT PYRAMID MUTUAL FUNDS
BT Investment
Equity Appreciation Fund

ANNUAL REPORT
SEPTEMBERo1996

BT Investment Equity Appreciation Fund

Table of Contents

Letter to Shareholders                        3
BT Investment Equity Appreciation Fund
Schedule of Portfolio Investments             5
Statement of Assets and Liabilities           7
Statement of Operations                       7
Statement of Changes in Net Assets            8
Financial Highlights                          8
Notes to Financial Statements                 9
Report of Independent Accountants            11
Capital Appreciation Portfolio
Schedule of Portfolio Investments            12
Statement of Assets and Liabilities          14
Statement of Operations                      14
Statement of Changes in Net Assets           15
Financial Highlights                         15
Notes to Financial Statements                16
Report of Independent Accountants            18

BT Investment Equity Appreciation Fund
Letter to Shareholders

We are pleased to present you with this annual report for the BT Investment Equity Appreciation Fund, providing a review of the market, the portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the portfolio's holdings.

The Equity Appreciation Fund (the "Fund") had a total return of 12.45% for the twelve months ended September 30, 1996, as compared to 14.00% for the S&P Midcap 400 Index and 16.72% for the Lipper Midcap Growth Average. Since its inception on October 12, 1993, the Fund has returned 59.01%, cumulatively.

MARKET ACTIVITY

In general, the last twelve months were a time of very good overall market performance. It was also a time of changing expectations and massive shifts in investor psychology. During the first six months, the market was primarily focused on fears of a slowing economy and the possibility that earnings growth would decelerate or even decline in the near future. Investors moved to companies expected to do relatively better in such an environment. As a result, the health care, energy, and financial services sectors performed well, while capital spending and technology companies underperformed.

As we moved through the year's first quarter, it became apparent the economy was not growing too slowly, but might even have been growing too fast. As often happens, investor expectations reversed, and worries about higher inflation and a possible interest rate hike dominated.
With this, consumer services, consumer cyclical and energy stocks took the lead for most of the last six months, with the technology and financial services sectors kicking in toward the end of the period. Laggards included the health care, utilities and basic industry sectors.

All of these shifting worries tended to move investors toward larger capitalization stocks, which are often perceived as safer in times of uncertainty. Thus, the S&P 500 Index outperformed the S&P Midcap 400 Index for the twelve months ending September 30, 1996.

INVESTMENT REVIEW

The Fund's underperformance is primarily due to its relative overweighting in technology stocks during the first six months of the period. The Fund began to perform much better in the most recent six months, when it outperformed not only the S&P Midcap 400 Index but also the broader S&P 500 Index.

Our disciplined investment process has allowed us to use this period's volatility to take profits in expensive stocks, and make opportune additions to the portfolio.

After benefitting greatly from its exposure to Telecommunications, we de-emphasized this investing theme recently, as the realities of a competitive market are impacting growth assumptions. We also scaled back the Ubiquitous Semiconductor theme, believing that supply too far outweighed demand. We increased our presence in the New Consumer, America's Changing Leisure Time and Stores of Value themes when it became apparent the consumer was beginning to spend again. And finally, we have renewed interest in the Outsourcing theme, as corporations seek to cut costs and move much of their non-strategic operations to third party providers. Corporate America has embraced this way of doing business, and many companies have benefitted from the shift.

MANAGER OUTLOOK

Our outlook for the economy remains fairly positive--moderate growth, only slightly higher inflation, and benign interest rates. In the near term, the main factors to pay attention to include the Presidential election, a return to more realistic expectations of technology growth, continued inflows into the financial markets, corporate consolidations, and ongoing market volatility. We also believe the bumper crop of initial public offerings in the last two years makes midcap investing increasingly interesting going forward, as these companies will begin to hit the acceleration points in their growth curves and enter the midcap universe.

We anticipate that stock selection will become increasingly important, as this has become a market of stocks and much less a stock market. Our thematic approach keeps us focused on what we need to own, and our in-depth fundamental research enables us to take advantage of stock price volatility. We continue to believe that, over time, the mid cap market is an area of strong investment opportunities, given its small cap growth dynamics combined with liquidity and stability usually associated with large cap stocks.

To greater take advantage of these opportunities, changes were made to the Fund, effective September 30, 1996, as outlined to you in a recent letter. As a reminder, these changes include the ability to directly acquire its own securities portfolio separate from the master-fund level Capital Appreciation Portfolio, as well as an adjustment widening the investment range, which allows the Fund to grow as the S&P Midcap 400 Index grows and maintain a midcap strategy as markets appreciate over time. This Fund report reflects these changes.

BT Investment Equity Appreciation Fund

Letter to Shareholders

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek capital growth over the long term, with current income as a secondary objective.
We value your ongoing support of the BT Investment Equity Appreciation Fund and look forward to continuing to serve your investment needs in the years ahead.
Anthony Takazawa
Portfolio Manager of the
BT Investment Equity Appreciation Fund
September 30, 1996
GRAPHIC-see Appendix
Comparison of Change in Value of a $10,000 Investment in the BT Investment Equity Appreciation Fund and the S&P MidCap 400 Index since October 31, 1993.
Total Return
Ended September 30, 1996
     One Year  Since 10/12/93*
     12.45%    59.01%
* The Fund's inception date.
Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Past performance is not indicative of future performance.



BT Investment Equity Appreciation Fund
Schedule of Portfolio Investments September 30, 1996
     Shares         Description                             Value
               COMMON STOCKS - 91.94%
               America's Changing Leisure Time - 7.78%
     46,936    Applebees International, Inc. (a)       $    1,243,804
     20,435    Callaway Golf Co.        697,344
     37,453    Circus Circus Enterprises, Inc. (a)          1,324,900
     8,858     Gemstar International Group Ltd. (a)         261,311
     81,251    GT Interactive Software Corp. (a)            1,848,460
     25,875    HFS, Inc. (a)                                1,730,391
     88,645    International Game Technology                1,817,222
     61,445    Mirage Resorts, Inc. (a)                     1,574,528
     53,425    Starbucks Corp. (a)                          1,763,025
                                                            12,260,985

               America's Industrial Renaissance - 5.75%
     65,072    Agco Corp                                    1,659,336
     24,550    Harman International Industries, Inc.        1,196,812
     44,009    Input/Output, Inc. (a)                       1,309,268
     21,133    Potash Corporation of Saskatchewan, Inc.     1,545,351
     23,713    Raychem Corp.                                1,778,475
     25,317    Western Atlas, Inc. (a)                      1,575,983
                                                            9,065,225

               Client-Server Computing - 5.02%
     35,850    Adaptec, Inc. (a)                            2,151,000
     47,775    Cadence Design System, Inc. (a)              1,707,956
     69,396    Cognos, Inc. (a)                             2,264,044
     21,550    Peoplesoft, Inc. (a)                         1,794,038
                                                            7,917,038

               Environmental Crisis - 1.33%
     61,445    U.S. Filter Corp. (a)                        2,096,811

               Flourishing In the Managed Care
               Environment - 2.30%
     38,639    Oxford Health Plans, Inc. (a)                1,922,290
     111,450   Physician Reliance Network, Inc. (a)         1,699,612
                                                            3,621,902

               Interactive Media - 5.22%
     23,850    Clear Channel Communications, Inc. (a)       2,110,725
     37,801    CUC International, Inc. (a)                  1,507,315
     34,385    Intuit, Inc. (a)                             1,083,127
     38,778    Outdoor Systems, Inc. (a)                    1,822,566
     39,615    The Providence Journal Co. -Cl.  A  (a)      1,163,691
     16,111    Univision Communications, Inc. (a)           539,719
                                                            8,227,143

               Life On the Net - 4.05%
     24,061    America Online, Inc. (a)                     857,173
     10,670    McAfee Associates, Inc. (a)                  736,230
     17,992    Netscape Communications Corp. (a)            834,379
     104,757   Network General Corp. (a)                    2,396,316
     34,732    VeriFone, Inc. (a)                           1,554,257
                                                            6,378,355

               Life Sciences Revolution - 6.20%
     41,010    BioChem Pharma, Inc. (a)                     1,645,526
     48,402    Centocor, Inc. (a)                           1,718,271
     52,518    Elan Corp., ADR (a)                          1,568,975
     23,853    Genetics Institute, Inc. (a)                 1,657,784
     56,145    Genzyme Corp. (a)                            1,431,697
     41,150    U.S. Surgical Corp.                          1,748,875
                                                            9,771,128

     Shares         Description                             Value
               Managing the Information Age - 3.72%
     79,369    Cheyenne Software, Inc. (a)             $    1,706,434
     23,433    Electronics for Imaging, Inc. (a)            1,681,318
     45,403    Pure Atria Corp. (a)                         1,713,963
     26,015    Sterling Commerce, Inc. (a)                  767,442
                                                            5,869,157

               Move to Outsourcing - 8.97%
     58,725    AccuStaff, Inc. (a)                          1,519,509
     43,102    APAC Teleservices, Inc. (a)                  2,208,978
     25,072    CoreStaff, Inc. (a)                          670,675
     49,518    Corporate Express, Inc. (a)                  1,925,012
     26,712    Danka Business Systems, ADR                  1,061,802
     40,522    Global DirectMail Corp. (a)                  1,934,926
     41,601    Paychex, Inc.                                2,412,858
     10,323    Quintiles Transnational Corp. (a)            756,160
     52,378    USA Waste Services, Inc. (a)                 1,649,907
                                                            14,139,827

               New Consumer - 8.71%
     23,156    Abercrombie & Fitch Co. (a)                  567,322
     23,643    Blyth Industries, Inc. (a)                   1,146,685
     15,693    Fila Holdings, ADR                           1,508,490
     27,758    Gucci Group NV                               2,012,455
     29,014    Jones Apparel Group, Inc. (a)                1,849,643
     45,124    Saks Holdings, Inc. (a)                      1,579,340
     79,231    Staples, Inc. (a)                            1,757,938
     26,086    Tommy Hilfiger Corp. (a)                     1,545,595
     61,653    Williams-Sonoma, Inc. (a)                    1,749,404
                                                            13,716,872

               New Health Care Paradigm - 4.28%
     21,830    Cardinal Health, Inc. (a)                    1,803,704
     39,127    Healthsouth Corp. (a)                        1,501,499
     53,983    Omnicare, Inc. (a)                           1,646,482
     46,937    PhyCor, Inc. (a)                             1,786,540
                                                            6,738,225

               Other - 1.47%
     38,010    IMC Global, Inc.                             1,487,141
     35,848    Sunbeam Corporation, Inc                     828,985
                                                            2,316,126

               Productivity Enhancement - 4.05%
     36,824    Catalina Marketing Corp. (a)                 1,960,878
     30,199    Checkpoint Systems, Inc. (a)                 800,274
     36,686    Compuware Corp. (a)                          1,678,384
     39,197    Parametric Technology Co.                    1,935,352
                                                            6,374,888

               Redistribution of Debt - 0.88%
     52,099    The Money Store, Inc.                        1,380,624

               Re-Energizing America - 4.57%
     47,566    BJ Services Co. (a)                          1,724,267
     30,688    Cooper Cameron Corp. (a)                     1,760,724
     98,967    Global Marine, Inc. (a)                      1,558,730
     57,609    Tidewater, Inc.                              2,153,136
                                                            7,196,857
               Special Situations - 0.38%
     30,967    Softkey International, Inc. (a)              599,986

See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund
Schedule of Portfolio Investments September 30, 1996

     Shares         Description                        Value
               Stores of Value - 7.65%
     45,892    Borders Group, Inc. (a)                 1,709,477
     51,472    Consolidated Stores Corp. (a)           2,058,880
     29,641    Nine West Group, Inc. (a)          $    1,608,024
     39,824    Oakley, Inc.  (a)                       1,692,520
     65,699    PETsMART, Inc. (a)                      1,699,962
     69,187    Price/Costco, Inc. (a)                  1,418,334
     52,169    U.S. Office Products Co. (a)            1,871,563
                                                       12,058,760

               Telecommunications - 6.96%
     31,455    Andrew Corp. (a)                        1,568,818
     25,387    Aspect Telecommunication Corp. (a)      1,580,341
     27,899    Excel Communications, Inc. (a)          882,306
     63,677    McLeod, Inc.-Cl. A (a)                  2,101,341
     17,716    Omnipoint Corp. (a)                     515,978
     32,709    QUALCOMM, Inc. (a)                      1,390,133
     79,299    Teleport Communications Group Inc. (a)  1,873,439
     49,380    WorldCom, Inc. (a)                      1,055,497
                                                       10,967,853

               The Greying of America - 2.22%
     25,735    Guidant Corp.                           1,421,859
     18,970    Loewen Group, Inc. (a)                  794,369
     58,166    Nellcor Puritan Bennett, Inc. (a)       1,279,652
                                                       3,495,880

     Shares    Description                             Value
               The Ubiquitous Semiconductor - 0.43%
     20,017    Xilinx, Inc.                            $680,578

Total  Common Stocks   (Cost $120,707,038)             $144,874,220

     Principal
     Amount
               SHORT TERM INVESTMENTS - 7.90%
               U.S. Treasury Bills - 7.90%
$    7,159,260      5.00%, 10/24/96               $    7,136,267
     5,359,855      5.12%, 12/5/96                     5,312,243

Total Short-Term Investments (Cost $12,448,635)   $    12,448,510

Total Investments (Cost $133,155,673) - 99.84%         $157,322,730
Other Assets in Excess of Liabilities - 0.16%          245,597
Net Assets - 100.00%          $    157,568,327
(a) Non-Income Producing Security
See Notes to Financial Statements on Pages 9 and 10



BT Investment Equity Appreciation Fund
Statement of Assets and Liabilities  September 30, 1996
Assets

     Investments, at Value (Cost of $133,155,673)                $    157,322,730
     Receivable for Shares of Beneficial Interest Subscribed          34,000
     Receivable from Capital Appreciation Portfolio                   317,783
     Prepaid Expenses and Other                                       5,149
Total Assets                                                          157,679,662

Liabilities
     Due to Bankers Trust                                             55,499
     Accrued Expenses                                                 55,836
Total Liabilities                                                     111,335

Net Assets ($0.001 Par Value Per Share, Unlimited Number of Shares
   of Beneficial Interest Authorized)                            $    157,568,327
Composition of Net Assets
     Paid-in Capital                                             $    122,685,247
     Accumulated Net Realized Gain on Investment Transactions         10,716,023
     Net Unrealized Appreciation on Investments                       24,167,057
Net Assets, September 30, 1996                                   $    157,568,327
Net Asset Value, Offering and Redemption Price Per Share
   (net assets divided by shares outstanding)                    $    15.23
Shares Outstanding                                                    10,343,971
Statement of Operations  For the year ended September 30, 1996
Investment Loss
Loss Allocated from Capital Appreciation Portfolio, net          $    (17,911)
Expenses
     Advisory                                                         2,784
     Administration and Services                                      502,895
     Shareholder Reports                                              15,653
     Registration                                                     54,228
     Professional                                                     13,555
     Trustees                                                         7,716
     Miscellaneous                                                    2,257
     Total Expenses                                                   599,088
     Less:  Expenses Absorbed by Bankers Trust                        (94,051)

     Net Expenses                                                     505,037
Net Investment Loss                                                   (522,948)

Realized and Unrealized Gain on Investments
Net Realized Gain from Investment Transactions                        12,547,154
Net Change in Unrealized Appreciation on Investments                  4,988,588

Net Realized and Unrealized Gain on Investments                       17,535,742
Net Increase in Net Assets from Operations                       $    17,012,794
See Notes to Financial Statements on Pages 9 and 10





BT Investment Equity Appreciation Fund
Statement of Changes in Net Assets
                                                            For the                  For the period
                                                            year ended               January 1, 1995 to
                                                       September 30, 1996            September 30, 1995**
Increase (Decrease) in Net Assets from Operations
Net Investment Loss                                    $    (522,948)           $    (146,267)
Net Realized Gain from Investment Transactions              12,547,154               6,369,448
Net Change in Unrealized Appreciation on Investments        4,988,588                12,995,476
Net Increase in Net Assets from Operations                  17,012,794               19,218,657
Distributions to Shareholders
Net Realized Gain from Investment Transactions              (4,998,705)                   -
Total Distributions                                         (4,998,705)                   -
Capital Transactions in Shares of Beneficial Interest
Proceeds from Sales of Shares                               76,035,829               51,174,959
Dividend Reinvestments                                      4,998,705                     -
Cost of Shares Redeemed                                     (27,513,098)             (8,333,769)
Net Increase from Capital Transactions
   in Shares of Beneficial Interest                         53,521,436               42,841,190
Total Increase in Net Assets                                65,535,525               62,059,847

Net Assets
Beginning of Period                                         92,032,802               29,972,955
End of Period                                          $    157,568,327         $    92,032,802



Financial Highlights
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated for the BT Investment Equity Appreciation Fund.



                                                                                                    For the period
                                                                                                    October 12, 1993
                                        For the        For the period           For the             (Commencement
                                        year ended     January 1, 1995 to       year ended          of Operations) to
                                   September 30,1996   September 30, 1995**     December 31, 1994   December 31, 1993
Per Share Operating Performance:
Net Asset Value, Beginning of Period    $    14.14     $    10.14               $    9.80           $    10.00
Income (Loss) from Investment Operations
Net Investment Loss                          (0.05)         (0.02)                   (0.03)              (0.00)
Net Realized and Unrealized Gain (Loss) on
Investments                                  1.72           4.02                     0.37                (0.20)
Total from Investment Operations             1.67           4.00                     0.34                (0.20)
Distributions to Shareholders
Net Realized Gain from Investment Transactions (0.58)       -                        -                        -
Total Distributions                           (0.58)        -                        -                        -
Net Asset Value, End of Period          $    15.23     $    14.14               $    10.14          $    9.80
Total Investment Return                      12.45%         39.45%                   3.47%               (8.81)%*

Supplemental Data and Ratios:
Net Assets, End of Period (000's omitted) $  157,568   $    92,033    $    29,973    $    19,465
Ratios to Average Net Assets:
Net Investment Loss                          (0.42)%        (0.38)%*       (0.32)%        (0.11)%*
Expenses, including Expenses of the Capital
Appreciation Portfolio                       1.00%          1.00%*         1.00%          1.00%*
Decrease Reflected in Above Expense Ratio Due
to Absorption of Expenses by Bankers Trust   0.24%          0.33%*         0.46%          0.60%*


*    Annualized
**   Board of Trustees approved the change of the BT Investment Equity
Appreciation Fund's year end from December 31 to September 30.
See Notes to Financial Statements on Pages 9 and 10

BT Investment Equity Appreciation Fund
Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Investment Equity Appreciation Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 12, 1993.

Effective September 30, 1996, the BT Investment Equity Appreciation Fund (the `Fund'') no longer achieves its investment objective by investing all of its assets in the Capital Appreciation Portfolio (`the Portfolio''). The Fund withdrew its investment in the Portfolio and has engaged Bankers Trust as investment adviser to manage the Fund. As of September 30, 1996, $157,534,375 in net assets was withdrawn from the Capital Appreciation Portfolio and withdrawn to the BT Investment Equity Appreciation Fund.

The financial statements of the Capital Appreciation Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report.

B. Security Valuation
The Fund's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Fund assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D.  Repurchase Agreements
The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's investment adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

E.  Option Contracts
The Fund may enter into option contracts. Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Fund will realize a gain or loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

F. Dividends
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

G. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 1996, $522,948 of net investment loss was reclassified to accumulated net realized gain.
9
BT Investment Equity Appreciation Fund
Notes to Financial Statements (continued)
H. Other
The Trust accounts separately for the assets, liabilities, and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.50 of 1% of the Fund's average daily net assets. For the year ended September 30, 1996, this fee aggregated $502,895.

On September 30, 1996, the Fund entered into an Advisory Agreement in which the Fund pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate 0.65 of 1% of the Fund's average daily net assets. For the year ended September 30, 1996, this fee aggregated $2,784.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's distributor. Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood, and previously Signature, may seek reimbursement, at an annual rate not exceeding 0.20 of 1% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended September 30, 1996, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 1.00 of 1% of the average daily net assets of the Fund. For the year ended September 30, 1996, expenses of the Fund have been reduced by $94,051.

The Fund is subject to such limitations as may from time to time be imposed by the Blue Sky laws of states in which of the Fund sells its shares. Currently, the most restrictive jurisdiction imposes expense limitations of 2.5% of the first $30,000,000 of the average daily net assets, 2.0% of the next $70,000,000, and 1.5% of any excess over $100,000,000.

Certain trustees and officers of the Fund are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Fund. Similarly, none of the Fund's officers received compensation from the Fund.

Note 3-Shares of Beneficial Interest
At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                         For the             For the period
                         year ended          January 1, 1995 to
                    September 30, 1996       September 30, 1995
                    Shares    Amount         Shares    Amount

Sold                5,437,029 $76,035,829    4,288,109 $51,174,959
Reinvested          370,819   4,998,705           -         -
Redeemed       (1,973,734)    (27,513,098)   (733,661) (8,333,769)
Net Increase   3,834,114      $53,521,436    3,554,448 $42,841,190

Note 4-Purchases of Investment Securities
The aggregate cost of purchases of investments, other than short-term obligations, for the year ended September 30, 1996 was $2,521,813. For federal income tax purposes, the tax basis of investments held at September 30, 1996 was $135,777,297. The aggregate gross unrealized appreciation for all investments was $24,331,238 and the aggregate gross unrealized depreciation for all investments was $2,785,805
10
BT Investment Equity Appreciation Fund
Report of Independent Accountants
To the Trustees and Shareholders of BT Pyramid Mutual Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the BT Investment Equity Appreciation Fund (one of the Funds comprising BT Pyramid Mutual Funds) as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the nine months ended September 30, 1995 and the financial highlights for the year then ended, the nine months ended September 30, 1995, the year ended December 31, 1994 and for the period October 12, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BT Investment Equity Appreciation Fund of BT Pyramid Mutual Funds as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
November 7, 1996



Capital Appreciation Portfolio
Schedule of Portfolio Investments September 30, 1996
     Shares    Description                                  Value
               COMMON STOCKS - 91.90%
               America's Changing Leisure Time - 7.78%
     20,364    Applebees International, Inc. (a)       $    539,646
     8,865     Callaway Golf Co.                            302,518
     16,247    Circus Circus Enterprises, Inc. (a)          574,738
     3,842     Gemstar International Group Ltd. (a)         113,339
     35,249    GT Interactive Software Corp. (a)            801,915
     11,225    HFS, Inc. (a)                                750,672
     38,455    International Game Technology                788,327
     26,655    Mirage Resorts, Inc. (a)                     683,034
     23,175    Starbucks Corp. (a)                          764,775
                                                            5,318,964
               America's Industrial Renaissance - 5.75%
     28,228    Agco Corp.                                   719,814
     10,650    Harman International Industries, Inc.        519,187
     19,091    Input/Output, Inc. (a)                       567,957
     9,167     Potash Corporation of Saskatchewan, Inc.     670,337
     10,287    Raychem Corp.                                771,525
     10,983    Western Atlas, Inc. (a)                      683,692
                                                            3,932,512

          Client-Server Computing - 5.02%
     15,550    Adaptec, Inc. (a)                            933,000
     20,725    Cadence Design System, Inc. (a)              740,919
     30,104    Cognos, Inc. (a)                             982,143
     9,350     Peoplesoft, Inc. (a)                         778,387
                                                            3,434,449

               Environmental Crisis - 1.33%
     26,655    U.S. Filter Corp. (a)                        909,602

               Flourishing In the Managed Care
               Environment - 2.30%
     16,761    Oxford Health Plans, Inc.                    833,860
     48,350    Physician Reliance Network, Inc. (a)         737,337
                                                            1,571,197

               Interactive Media - 5.22%
     10,350    Clear Channel Communications, Inc. (a)       915,975
     16,399    CUC International, Inc. (a)                  653,910
     14,915    Intuit, Inc. (a)                             469,823
     16,822    Outdoor Systems, Inc. (a)                    790,634
     17,185    The Providence Journal Co. -Cl.  A  (a)      504,809
     6,989     Univision Communications, Inc. (a)           234,132
                                                            3,569,283

               Life On the Net - 4.05%
     10,439    America Online, Inc. (a)                     371,889
     4,630     McAfee Associates, Inc. (a)                  319,470
     7,808     Netscape Communications Corp. (a)            362,096
     45,443    Network General Corp. (a)                    1,039,509
     15,068    VeriFone, Inc. (a)                           674,293
                                                            2,767,257

               Life Sciences Revolution - 6.20%
     17,790    BioChem Pharma, Inc. (a)                     713,824
     20,998    Centocor, Inc. (a)                           745,429
     22,782    Elan Corp., ADR (a)                          680,612
     10,347    Genetics Institute, Inc. (a)                 719,117
     24,355    Genzyme Corp. (a)                            621,052
     17,850    U.S. Surgical Corp.                          758,625
                                                            4,238,659

     Shares    Description                                  Value
               Managing the Information Age - 3.72%
     34,431    Cheyenne Software, Inc. (a)             $    740,266
     10,167    Electronics for Imaging, Inc                 729,482
     19,697    Pure Atria Corp. (a)                         743,562
     11,285    Sterling Commerce, Inc.                      332,907
                                                            2,546,217

               Move to Outsourcing - 8.97%
     25,475    AccuStaff, Inc. (a)                          659,166
     18,698    APAC Teleservices, Inc. (a)                  958,272
     10,878    CoreStaff, Inc. (a)                          290,986
     21,482    Corporate Express, Inc. (a)                  835,113
     11,588    Danka Business Systems, ADR                  460,623
     17,578    Global DirectMail Corp. (a)                  839,350
     18,049    Paychex, Inc.                                1,046,842
     4,477     Quintiles Transnational Corp. (a)            327,940
     22,722    USA Waste Services, Inc. (a)                 715,743
                                                            6,134,035

               New Consumer - 8.70%
     10,044    Abercrombie & Fitch Co. (a)                  246,078
     10,257    Blyth Industries, Inc. (a)                   497,465
     6,807     Fila Holdings, ADR                           654,323
     12,042    Gucci Group NV                               873,045
     12,586    Jones Apparel Group, Inc. (a)                802,358
     19,576    Saks Holdings, Inc. (a)                      685,160
     34,369    Staples, Inc. (a)                            762,562
     11,314    Tommy Hilfiger Corp. (a)                     670,354
     26,747    Williams-Sonoma, Inc. (a)                    758,946
                                                            5,950,291

               New Health Care Paradigm - 4.27%
     9,470     Cardinal Health, Inc. (a)                    782,459
     16,973    Healthsouth Corp. (a)                        651,339
     23,417    Omnicare, Inc.                               714,218
     20,363    PhyCor, Inc. (a)                             775,067
                                                            2,923,083

               Other - 1.47%
     16,490    IMC Global, Inc.                             645,171
     15,552    Sunbeam Corporation, Inc                     359,640
                                                            1,004,811

               Productivity Enhancement - 4.04%
     15,976    Catalina Marketing Corp. (a)                 850,722
     13,101    Checkpoint Systems, Inc. (a)                 347,176
     15,914    Compuware Corp. (a)                          728,066
     17,003    Parametric Technology Co.                    839,523
                                                            2,765,487

               Redistribution of Debt - 0.88%
     22,601    The Money Store, Inc.                        598,927

          Re-Energizing America - 4.56%
     20,634    BJ Services Co. (a)                          747,983
     13,312    Cooper Cameron Corp. (a)                     763,776
     42,933    Global Marine, Inc. (a)                      676,195
     24,991    Tidewater, Inc.                              934,039
                                                            3,121,993
               Special Situations - 0.38%
     13,433    Softkey International, Inc. (a)              260,264

See Notes to Financial Statements on Pages 16 and 17

Capital Appreciation Portfolio
Schedule of Portfolio Investments September 30, 1996
     Shares    Description    Value
               Stores of Value - 7.65%
     19,908    Borders Group, Inc. (a)                 $    741,573
     22,328    Consolidated Stores Corp. (a)                893,120
     12,859    Nine West Group, Inc. (a)                    697,601
     17,276    Oakley, Inc.  (a)                            734,230
     28,501    PETsMART, Inc. (a)                           737,463
     30,013    Price/Costco, Inc. (a)                       615,267
     22,631    U.S. Office Products Co. (a)                 811,887
                                                            5,231,141

               Telecommunications - 6.96%
     13,645    Andrew Corp. (a)                             680,544
     11,013    Aspect Telecommunication Corp. (a)           685,559
     12,101    Excel Communications, Inc. (a)               382,694
     27,623    McLeod, Inc.-Cl. A (a)                       911,559
     7,684     Omnipoint Corp. (a)                          223,797
     14,191    QUALCOMM, Inc. (a)                           603,118
     34,401    Teleport Communications Group Inc. (a)       812,724
     21,420    WorldCom, Inc. (a)                           457,853
                                                            4,757,848

               The Ubiquitous Semiconductor - 0.43%
     8,683     Xilinx, Inc.                                 295,222

     Shares    Description                                  Value
               The Greying of America - 2.22%
     11,165    Guidant Corp.                           $    616,866
     8,230     Loewen Group, Inc. (a)                       344,631
     25,234    Nellcor Puritan Bennett, Inc. (a)            555,148
                                                            1,516,645

Total  Common Stocks   (Cost $47,822,620)              $    62,847,887

Principal
Amount
          Short Term Investments - 7.90%
          U.S. Treasury Bills - 7.90%
$3,105,740     5.00%, 10/24/96                         $    3,095,765
2,325,145      5.12%, 12/5/96                               2,304,491

Total Short Term Investments (Cost $5,399,135)         $    5,400,256

Total Investments (Cost $53,221,755) - 99.80%          $    68,248,143
Other Assets in Excess of Liabilities - 0.20%               137,352
Net Assets - 100.00%                                   $    68,385,495
(a) Non-Income Producing Security
See Notes to Financial Statements on Pages 16 and 17

Capital Appreciation Portfolio
Statement of Assets and Liabilities September 30, 1996

Assets
     Investments, at Value (Cost of $53,221,755)       $    68,248,143
     Cash                                                   148,138
     Receivable for Securities Sold                         4,203,285
     Dividends and Interest Receivable                      939
     Prepaid Expenses and Other                             163
Total Assets                                                72,600,668
Liabilities
     Due to Bankers Trust                                   117,231
     Payable for Securities Purchased                       3,762,530
     Payable to Equity Appreciation Fund                    317,783
     Accrued Expenses                                       17,629
Total Liabilities                                           4,215,173
Net Assets                                             $    68,385,495

Composition of Net Assets
     Paid-in Capital                                   $    53,359,107
     Net Unrealized Appreciation on Investments             15,026,388

Net Assets, September 30, 1996                         $    68,385,495
Statement of Operations For the year ended September 30, 1996

Investment Income
     Dividends (net of foreign withholding taxes of $5,815) $    215,459
     Interest                                                    890,485
Total Investment Income                                          1,105,944
Expenses
     Advisory                                                    1,225,764
     Administration and Services                                 188,579
     Professional                                                31,708
     Trustees                                                    2,628
     Miscellaneous                                               2,319
     Total Expenses                                              1,450,998
     Less: Expenses Absorbed by Bankers Trust                    (319,524)
          Net Expenses                                           1,131,474
Net Investment Loss                                              (25,530)

Realized and Unrealized Gain (Loss) on Investments
     Net Realized Gain from Investment Transactions              18,986,988
     Net Change in Unrealized Depreciation on Investments        (17,719,598)

Net Realized and Unrealized Gain (Loss) on Investments           1,267,390
Net Increase in Net Assets from Operations                  $    1,241,860
See Notes to Financial Statements on Pages 16 and 17




Capital Appreciation Portfolio
Statement of Changes in Net Assets
                                                                           For the        For the period
                                                                           year ended     January 1, 1995 to
                                                                      September 30, 1996  September 30, 1995#
Increase (Decrease) in Net Assets from:
Operations
Net Investment Income (Loss)                                          $    (25,530)       $    10,500
Net Realized Gain from Investments                                         18,986,988          11,774,764
Net Change in Unrealized Appreciation (Depreciation) on Investments        (17,719,598)        23,909,639
Net Increase in Net Assets from Operations                                 1,241,860           35,694,903
Capital Transactions
Proceeds from Capital Invested                                             110,885,692         63,887,608
Value of Capital Withdrawn                                                 (193,629,946)       (23,328,952)
Net Increase (Decrease) in Net Assets from Capital Transactions            (82,744,254)        40,558,656
Total Increase (Decrease) in Net Assets                                    (81,502,394)        76,253,559

Net Assets
Beginning of Period                                                        149,887,889         73,634,330
End of Period                                                         $    68,385,495     $    149,887,889

Financial Highlights
Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Capital Appreciation Portfolio.
                                                                                                    For the period
                                                                                                    March 9, 1993
                                             For the        For the period      For the             (Commencement
                                             year ended     January 1, 1995 to  year ended          of Operations) to
                                        September 30, 1996  September 30, 1995# December 31, 1994   December 31, 1993
Supplemental Data and Ratios:
Net Assets, End of Period (000's omitted) $  68,385         $    149,888        $    73,634         $    37,076
Ratios to Average Net Assets:
Net Investment Income (Loss)                 (0.01)%             0.01%*              0.08%               0.38%*
Expenses                                     0.60%               0.60%*              0.60%               0.60%*
Decrease Reflected in Above Expense Ratios Due
to Absorption of Expenses by Bankers Trust   0.17%               0.18%*              0.23%               0.41%*
Portfolio Turnover Rate                      271%                125%                157%                137%
Average Commission Per Share**               $0.055

*    Annualized
**   For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

#    The Board of Trustees approved the change of the fiscal year end from
December 31 to September 30.
See Notes to Financial Statements on Pages 16 and 17

Capital Appreciation Portfolio
Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A.  Organization
The Capital Appreciation Portfolio (the `Portfolio'') is registered under the Investment Company Act of 1940 (the `Act''), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992 as an unincorporated trust under the laws of New York and commenced operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the `Trustees'') to issue beneficial interests in the Portfolio.

B.  Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.
C.  Security Transactions and Investment Income
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D.  Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Adviser, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

E.  Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

F.  Option Contracts
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a gain or loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G.  Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements.

Note 2-Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust''). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.10 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $188,579.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of 0.65 of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1996, this fee aggregated $1,225,764.

Bankers Trust has voluntarily undertaken to waive and reimburse expenses of the Portfolio to the extent necessary, to limit all expenses to 0.60 of 1% of the average daily net assets of the Portfolio. For the year ended September 30, 1996, expenses of the Portfolio have been reduced by $319,524.


Capital Appreciation Portfolio
Notes to Financial Statements (continued)
On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. (`Edgewood''). Prior to September 30, Signature Broker-Dealer Services, Inc. (`Signature'') was the Trust's Distributor.

Certain trustees and officers of the Portfolio are also directors, officers and/or employees of Edgewood and/or Signature. None of the trustees so affiliated received compensation for services as trustee of the Portfolio. Similarly, none of the Portfolio's officers received compensation from the Portfolio.

For the year ended September 30, 1996, Capital Appreciation Portfolio paid brokerage commissions of $648,897.

Note 3-Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1996 were $489,610,608 and $437,250,028, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 1996 was $53,971,519. The aggregate gross unrealized appreciation for all investments was $14,799,536 and the aggregate gross unrealized depreciation for all investments was $522,912.

Capital Appreciation Portfolio
Report of Independent Accountants
To the Trustees and Holders of Beneficial Interest of the Capital
Appreciation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Capital Appreciation Portfolio as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended September 30, 1996, and the nine months ended September 30, 1995, and the financial highlights for the year then ended September 30, 1996, the nine months ended September 30, 1995, the year ended December 31, 1994 and for the period March 9, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Portfolio as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
October 29, 1996

This page intentionally left blank.

BT PYRAMID MUTUAL FUNDS
BT Investment Equity Appreciation Fund

For shareholder account information and current price and yield quotations, shareholders may call their relationship manager or servicing agent. Prospectuses containing more extensive information regarding the BT Investment Equity Appreciation Fund may be obtained by calling or writing to Investors Fiduciary Trust Company or Edgewood Services,Inc., the primary Servicing Agent and Distributor, respectively, of BT Pyramid Mutual Funds:

BT Pyramid Mutual Funds
DST Systems, Inc.
210 West 10th St.
Kansas City, MO  64105

BT Pyramid Mutual Funds
Edgewood Securities
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897

You may write to the BT Investment Equity Appreciation Fund at the following address:

BT Pyramid Mutual Funds
Clearing Operations
P.O. Box 897
Pittsburgh, PA  15230-0897





                                 APPENDIX


Line Graph-Page 4

The graphic representation here displayed consists of a boxed legend in the upper left-hand corner of the corresponding line graph. The solid black line represents BT Investment Equity Appreciation Fund (the
`Fund''); the dashed line represents the S&P MidCap 400 Index. The graph represents a comparison of change in value of a $10,000 investment in the Fund and in the S&P MidCap 400 Index begining October 31, 1993. The `y'' axis reflects quarterly computation periods from October 1993 to September 1996. The `x'' axis reflects investment values in $2,000 increments ranging from $8,000 to $18,000.